IVY FUNDS, INC.

Supplement dated March 3, 2010
to the
Ivy Funds, Inc. Statement of Additional Information dated July 31, 2009 and as supplemented August 28, 2009, October 7, 2009 and December 1, 2009

The following information amends the corresponding information in the Ivy Funds, Inc. Statement of Additional Information regarding Ivy Limited-Term Bond Fund in the section entitled "Sales Charges for Class A and Class E Shares:"

Sales Charges for Class A and Class E Shares

IFDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Compensation to Broker-Dealers and Other Financial Intermediaries. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of IFDI and its affiliate, Legend Equities Corporation (Legend), and third-party selling broker-dealers. IFDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A and Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:

Ivy Limited-Term Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
Under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher of lower than the percentage stated.

2No sales charge is payable at the time of purchase on investments of $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), although for such investments the Fund may impose a contingent deferred sales charge (CDSC) of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

The following information amends the corresponding paragraph in the Ivy Funds, Inc. Statement of Additional Information regarding Ivy Limited-Term Bond Fund in the section entitled "Reduced Sales Charges (Applicable to Class A and Class E Shares only):"

If you are investing $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectuses. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

The following information amends the corresponding information in the Statement of Additional Information regarding Ivy Money Market Fund in the section entitled "The Funds, Their Investments, Related Risks and Restrictions:"

Ivy Money Market Fund

Ivy Money Market Fund may invest in the money market obligations and instruments listed below. In addition, as a money market fund that uses the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite NRSRO or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See further discussion under Determination of Offering Price.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see (4) below). S&P and Moody's are NRSROs as defined in Rule 2a-7. See Appendix A for a description of some of these ratings. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or Moody's. See Appendix A for a description of some of these debt ratings.

(5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Fund. The Fund may only invest in U.S. dollar-denominated obligations.

(6) Municipal Securities

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.